EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHP Waikiki LLC	Delaware
22.	CCHI Singer Island LLC	Delaware
23.	CCMH Atlanta Marquis LLC	Delaware
24.	CCMH Atlanta Suites LLC	Delaware
25.	CCMH Chicago CY LLC	Delaware
26.	CCMH Copley LLC	Delaware
27.	CCMH Coronado LLC	Delaware
28.	CCMH Costa Mesa Suites LLC	Delaware
29.	CCMH DC LLC	Delaware
30.	CCMH Denver Tech LLC	Delaware
31.	CCMH Denver West LLC	Delaware
32.	CCMH Diversified LLC	Delaware
33.	CCMH Downers Grove Suites LLC	Delaware
34.	CCMH Dulles AP LLC	Delaware
35.	CCMH Fin Center LLC	Delaware
36.	CCMH Fisherman’s Wharf LLC	Delaware
37.	CCMH Gaithersburg LLC	Delaware
38.	CCMH Houston AP LLC	Delaware
39.	CCMH Houston Galleria LLC	Delaware
40.	CCMH IHP LLC	Delaware
41.	CCMH Kansas City AP LLC	Delaware
42.	CCMH Key Bridge LLC	Delaware
43.	CCMH Lenox LLC	Delaware
44.	CCMH Manhattan Beach LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
45.	CCMH Marina LLC	Delaware
46.	CCMH McDowell LLC	Delaware
47.	CCMH Memphis LLC	Delaware
48.	CCMH Metro Center LLC	Delaware
49.	CCMH Minneapolis LLC	Delaware
50.	CCMH Moscone LLC	Delaware
51.	CCMH Newark LLC	Delaware
52.	CCMH Nashua LLC	Delaware
53.	CCMH Newport Beach LLC	Delaware
54.	CCMH Newport Beach Suites LLC	Delaware
55.	CCMH O’Hare AP LLC	Delaware
56.	CCMH O’Hare Suites LLC	Delaware
57.	CCMH Orlando LLC	Delaware
58.	CCMH Palm Desert LLC	Delaware
59.	CCMH Park Ridge LLC	Delaware
60.	CCMH Pentagon RI LLC	Delaware
61.	CCMH Perimeter LLC	Delaware
62.	CCMH Philadelphia AP LLC	Delaware
63.	CCMH Philadelphia Mkt. LLC	Delaware
64.	CCMH Portland LLC	Delaware
65.	CCMH Potomac LLC	Delaware
66.	CCMH Properties II LLC	Delaware
67.	CCMH Quorum LLC	Delaware
68.	CCMH Riverwalk LLC	Delaware
69.	CCMH Rocky Hill LLC	Delaware
70.	CCMH San Diego LLC	Delaware
71.	CCMH San Fran AP LLC	Delaware
72.	CCMH Santa Clara LLC	Delaware
73.	CCMH Scottsdale Suites LLC	Delaware
74.	CCMH Tampa AP LLC	Delaware
75.	CCMH Tampa Waterside LLC	Delaware
76.	CCMH Times Square LLC	Delaware
77.	CCMH Westfields LLC	Delaware
78.	CCRC Amelia Island LLC	Delaware
79.	CCRC Buckhead/Naples LLC	Delaware
80.	CCRC Dearborn LLC	Delaware
81.	CCRC Marina LLC	Delaware
82.	CCRC Naples Golf LLC	Delaware
83.	CCRC Phoenix LLC	Delaware
84.	CCRC San Francisco LLC	Delaware
85.	CCRC Tysons LLC	Delaware
86.	CCSH Atlanta LLC	Delaware
87.	CCSH Chicago LLC	Delaware
88.	Chesapeake Hotel Limited Partnership	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
89.	Cincinnati Plaza LLC	Delaware
90.	City Center Hotel Limited Partnership	Minnesota
91.	CLDH Meadowvale, Inc.	Ontario
92.	CLMH Airport, Inc.	Ontario
93.	CLMH Calgary, Inc.	Ontario
94.	CLMH Eaton Centre, Inc.	Ontario
95.	DS Hotel LLC	Delaware
96.	Durbin LLC	Delaware
97.	East Side Hotel Associates, L.P.	Delaware
98.	Elcrisa S.A. de C.V.	Mexico
99.	Euro JV Manager B.V.	Netherlands
100.	Euro JV Manager LLC	Delaware
101.	Farrell's Ice Cream Parlour Restaurants LLC	Delaware
102.	Fernwood Atlanta Corporation	Delaware
103.	GLIC, LLC	Hawaii
104.	Hanover Hotel Acquisition Corp.	Delaware
105.	Harbor-Cal S.D.	California
106.	Harbor-Cal S.D. Partner LLC	California
107.	HHR 42 Associates, L.P.	Delaware
108.	HHR 42 Associates PP LLC	Delaware
109.	HHR 42 Associates GP LLC	Delaware
110.	HHR Assets LLC	Delaware
111.	HHR Auckland Limited	New Zealand
112.	HHR BT Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
113.	HHR Capital Wellington NTL Limited	New Zealand
114.	HHR Christchurch IB Limited	New Zealand
115.	HHR Christchurch NTL Limited	New Zealand
116.	HHR Conventions Pty Ltd.	Australia
117.	HHR Euro II GP B.V.	Netherlands
118.	HHR Fourth Avenue GP LLC	Delaware
119.	HHR Fourth Avenue Limited Partnership	Delaware
120.	HHR GHDC GP LLC	Delaware
121.	HHR GHDC Limited Partnership	Delaware
122.	HHR HP Waikiki, L.P.	Delaware
123.	HHR HP Waikiki GP LLC	Delaware
124.	HHR Harbor Beach LLC	Delaware
125.	HHR Holdings Pty Ltd.	Australia
126.	HHR Hotel Services Pty Ltd.	Australia
127.	HHR Investment II Coöperatief U.A.	Netherlands
128.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
129.	HHR Lauderdale Beach Limited Partnership	Delaware
130.	HHR Melbourne Hotel Pty Ltd	Australia
131.	HHR Member II LLC	Delaware
132.	HHR Naples LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
133.	HHR Naples Golf LLC	Delaware
134.	HHR Nashville LLC	Delaware
135.	HHR New Zealand Holdings Limited	New Zealand
136.	HHR Newport Beach LLC	Delaware
137.	HHR Powell Street, L.P.	Delaware
138.	HHR Powell GP LLC	Delaware
139.	HHR Queenstown Limited	New Zealand
140.	HHR Rio Holdings LLC	Delaware
141.	HHR Rocky Hill L.P.	Delaware
142.	HHR Sao Paulo Investimentos Hoteleiros Ltda.	Brazil
143.	HHR Singer Island GP LLC	Delaware
144.	HHR Singer Island Limited Partnership	Delaware
145.	HHR Union Square Ventures LLC	Delaware
146.	HHR Wellington IB Limited	New Zealand
147.	HHR WRN GP LLC	Delaware
148.	HHR WRN Limited Partnership	Delaware
149.	HMA Realty Limited Partnership	Delaware
150.	HMA-GP LLC	Delaware
151.	HMC Airport, Inc.	Delaware
152.	HMC Amelia II LLC	Delaware
153.	HMC AP Canada Company	Nova Scotia
154.	HMC AP GP LLC	Delaware
155.	HMC AP LP	Delaware
156.	HMC Atlanta LLC	Delaware
157.	HMC BN Corporation	Delaware
158.	HMC Burlingame Hotel LP	California
159.	HMC Burlingame LLC	Delaware
160.	HMC Cambridge LP	Delaware
161.	HMC Capital Resources LP	Delaware
162.	HMC Charlotte (Calgary) Company	Nova Scotia
163.	HMC Charlotte GP LLC	Delaware
164.	HMC Charlotte LP	Delaware
165.	HMC Chicago Lakefront LLC	Delaware
166.	HMC Chicago LLC	Delaware
167.	HMC Copley LP	Delaware
168.	HMC Desert LLC	Delaware
169.	HMC Diversified American Hotels, L.P.	Delaware
170.	HMC Diversified LLC	Delaware
171.	HMC DSM LLC	Delaware
172.	HMC East Side LLC	Delaware
173.	HMC Gateway, Inc.	Delaware
174.	HMC Gateway LP	Delaware
175.	HMC Grace (Calgary) Company	Nova Scotia
176.	HMC Grand LP	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
177.	HMC Headhouse Funding LLC	Delaware
178.	HMC Host Atlanta, Inc.	Delaware
179.	HMC Host Restaurants LLC	Delaware
180.	HMC Hotel Development LP	Delaware
181.	HMC Hotel Properties II Limited Partnership	Delaware
182.	HMC Hotel Properties Limited Partnership	Delaware
183.	HMC HT LP	Delaware
184.	HMC JWDC GP LLC	Delaware
185.	HMC Kea Lani LP	Delaware
186.	HMC Lenox LP	Delaware
187.	HMC Manhattan Beach LLC	Delaware
188.	HMC Market Street LLC	Delaware
189.	HMC Maui LP	Delaware
190.	HMC McDowell LP	Delaware
191.	HMC MDAH One Corporation	Delaware
192.	HMC MHP II, Inc.	Delaware
193.	HMC Mexpark LLC	Delaware
194.	HMC MHP II LLC	Delaware
195.	HMC NGL LP	Delaware
196.	HMC O'Hare Suites Ground LP	Delaware
197.	HMC OLS I LLC	Delaware
198.	HMC OLS I L.P.	Delaware
199.	HMC OLS II L.P.	Delaware
200.	HMC OP BN LP	Delaware
201.	HMC Palm Desert LLC	Delaware
202.	HMC Partnership Properties LLC	Delaware
203.	HMC PLP LLC	Delaware
204.	HMC Polanco LLC	Delaware
205.	HMC Potomac LLC	Delaware
206.	HMC Properties I LLC	Delaware
207.	HMC Property Leasing LLC	Delaware
208.	HMC Reston LP	Delaware
209.	HMC Retirement Properties, L.P.	Delaware
210.	HMC Seattle LLC	Delaware
211.	HMC SFO LP	Delaware
212.	HMC Suites Limited Partnership	Delaware
213.	HMC Suites LLC	Delaware
214.	HMC Times Square Hotel, L.P.	New York
215.	HMC Times Square Partner LLC	Delaware
216.	HMC Toronto Air Company	Nova Scotia
217.	HMC Toronto Airport GP LLC	Delaware
218.	HMC Toronto Airport LP	Delaware
219.	HMC Toronto EC Company	Nova Scotia
220.	HMC Toronto EC GP LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
221.	HMC Toronto EC LP	Delaware
222.	HMC/Interstate Manhattan Beach, L.P.	Delaware
223.	HMH General Partner Holdings LLC	Delaware
224.	HMH HPT CBM LLC	Delaware
225.	HMH HPT RIBM LLC	Delaware
226.	HMH Marina LLC	Delaware
227.	HMH Pentagon LP	Delaware
228.	HMH Restaurants LP	Delaware
229.	HMH Rivers, L.P.	Delaware
230.	HMH Rivers LLC	Delaware
231.	HMH WTC LLC	Delaware
232.	HMT Lessee Sub (Atlanta) LLC	Delaware
233.	HMT Lessee Sub (Palm Desert) LLC	Delaware
234.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
235.	HMT Lessee Sub I LLC	Delaware
236.	HMT Lessee Sub II LLC	Delaware
237.	HMT Lessee Sub III LLC	Delaware
238.	HMT Lessee Sub IV LLC	Delaware
239.	HMT SPE (Atlanta) Corporation	Delaware
240.	HMT SPE (Palm Desert) Corporation	Delaware
241.	Hopewell Associates, L.P.	Georgia
242.	Host Atlanta II LP	Delaware
243.	Host Atlanta Perimeter Ground GP LLC	Delaware
244.	Host Atlanta Perimeter Ground LP	Delaware
245.	Host CAD Business Trust	Maryland
246.	Host California Corporation	Delaware
247.	Host Cambridge GP LLC	Delaware
248.	Host Capitol Hill LLC	Delaware
249.	Host Cincinnati Hotel LLC	Delaware
250.	Host Cincinnati II LLC	Delaware
251.	Host City Center GP LLC	Delaware
252.	Host CLP Business Trust	Maryland
253.	Host CLP LLC	Delaware
254.	Host Copley GP LLC	Delaware
255.	Host Dallas Quorum Ground GP LLC	Delaware
256.	Host Dallas Quorum Ground LP	Delaware
257.	Host Denver Hotel Company	Delaware
258.	Host Denver LLC	Delaware
259.	Host DSM Limited Partnership	Delaware
260.	Host Financing LLC	Delaware
261.	Host FJD Business Trust	Maryland
262.	Host Fourth Avenue LLC	Delaware
263.	Host GH Atlanta GP LLC	Delaware
264.	Host Grand GP LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
265.	Host Hanover Hotel Corporation	Delaware
266.	Host Harbor Island Corporation	Delaware
267.	Host Holding Business Trust	Maryland
268.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
269.	Host Hotel Limited	United Kingdom
270.	Host Hotels & Resorts, L.P.	Deleware
271.	Host Houston Airport GP LLC	Delaware
272.	Host Houston Briar Oaks, L.P.	Delaware
273.	Host Indianapolis GP LLC	Delaware
274.	Host Indianapolis Hotel Member LLC	Delaware
275.	Host Indianapolis I LP	Delaware
276.	Host Indianapolis LP	Delaware
277.	Host Kea Lani GP LLC	Delaware
278.	Host Kierland GP LLC	Delaware
279.	Host Kierland LP	Delaware
280.	Host La Jolla LLC	Delaware
281.	Host Lenox Land GP LLC	Delaware
282.	Host Los Angeles GP LLC	Delaware
283.	Host Los Angeles LP	Delaware
284.	Host Maui GP LLC	Delaware
285.	Host Maui Developer LLC	Delaware
286.	Host Maui Vacation Ownership LLC	Delaware
287.	Host McDowell GP LLC	Delaware
288.	Host Melbourne LLC	Delaware
289.	Host Mission Hills Hotel LP	Delaware
290.	Host Mission Hills II LLC	Delaware
291.	Host Moscone GP LLC	Delaware
292.	Host Needham Hotel LP	Delaware
293.	Host Needham II LLC	Delaware
294.	Host NY Downtown GP LLC	Delaware
295.	Host O’Hare Suites Ground GP LLC	Delaware
296.	Host of Boston, Ltd.	Massachusetts
297.	Host of Houston 1979 LP	Delaware
298.	Host of Houston LP	Delaware
299.	Host OP BN GP LLC	Delaware
300.	Host MHP Two Corporation	Delaware
301.	Host Park Ridge LLC	Delaware
302.	Host Pentagon GP LLC	Delaware
303.	Host PLN Business Trust	Maryland
304.	Host Properties, Inc.	Delaware
305.	Host Realty Hotel LLC	Delaware
306.	Host Realty LLC	Delaware
307.	Host Realty Partnership, L.P.	Delaware
308.	Host Restaurants GP LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
309.	Host Reston GP LLC	Delaware
310.	Host San Diego Hotel LLC	Delaware
311.	Host San Diego LLC	Delaware
312.	Host Santa Clara GP LLC	Delaware
313.	Host SFO GP LLC	Delaware
314.	Host SH Boston Corporation	Massachusetts
315.	Host South Coast GP LLC	Delaware
316.	Host Swiss GP LLC	Delaware
317.	Host Tampa GP LLC	Delaware
318.	Host Times Square GP LLC	Delaware
319.	Host Times Square LP	Delaware
320.	Host UK Business Trust	Maryland
321.	Host WLS Nashville LLC	Delaware
322.	Host Waltham Hotel LP	Delaware
323.	Host Waltham II LLC	Delaware
324.	Host WNY GP LLC	Delaware
325.	Hotel Properties Management, Inc.	Delaware
326.	Hotelera Host San Cristobal Limitada	Chile
327.	Hotels Union Square LLC	Delaware
328.	Houston Airport Hotel Owner Limited Partnership	Delaware
329.	HP Nashville LLC	Delaware
330.	HP Nashville TRS, Inc.	Delaware
331.	HST Asia/Australia Asset Manager LLC	Delaware
332.	HST Asia/Australia LLC	Delaware
333.	HST Euro II LP B.V.	Netherlands
334.	HST EBT Euro Holdings B.V.	Netherlands
335.	HST GP LAX LLC	Delaware
336.	HST GP Mission Hills LLC	Delaware
337.	HST GP San Diego LLC	Delaware
338.	HST GP South Coast LLC	Delaware
339.	HST GP SR Houston LLC	Delaware
340.	HST Grand Central LLC	Delaware
341.	HST Houston AP LLC	Delaware
342.	HST I LLC	Delaware
343.	HST II LLC	Delaware
344.	HST III LLC	Delaware
345.	HST Kierland LLC	Delaware
346.	HST Lessee Boston LLC	Delaware
347.	HST Lessee Cincinnati LLC	Delaware
348.	HST Lessee CMBS LLC	Delaware
349.	HST Lessee Denver LLC	Delaware
350.	HST Lessee Indianapolis LLC	Delaware
351.	HST Lessee Keystone LLC	Delaware
352.	HST Lessee LAX LP	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
353.	HST Lessee Mission Hills LP	Delaware
354.	HST Lessee Needham LLC	Delaware
355.	HST Lessee San Diego LP	Delaware
356.	HST Lessee SNYT LLC	Delaware
357.	HST Lessee South Coast LP	Delaware
358.	HST Lessee SR Houston LP	Delaware
359.	HST Lessee Waltham LLC	Delaware
360.	HST Lessee West Seattle LLC	Delaware
361.	HST Lessee WNY LLC	Delaware
362.	HST Lessee WSeattle LLC	Delaware
363.	HST LP Euro B.V.	Netherlands
364.	HST LT LLC	Delaware
365.	HST RHP LLC	Delaware
366.	HST Powell LLC	Delaware
367.	HST San Diego HH Lessee GP LLC	Delaware
368.	HST San Diego HH LP	Delaware
369.	HST Union Square LLC	Delaware
370.	HST WRN LLC	Delaware
371.	HST Sub-Owner LLC	Delaware
372.	IHP Holdings Partnership LP	Pennsylvania
373.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
374.	Ivy Street Hopewell LLC	Delaware
375.	Ivy Street Hotel Limited Partnership	Georgia
376.	Ivy Street LLC	Delaware
377.	JWDC Limited Partnership	Delaware
378.	JWDC LP Holdings Limited Partnership	Delaware
379.	Lauderdale Beach Association	Florida
380.	Manchester Grand Resorts, Inc.	California
381.	Manchester Grand Resorts, L.P.	California
382.	Market Street Host LLC	Delaware
383.	Marriott Mexico City Partnership, G.P.	Delaware
384.	MFI Liquidating Agent LLC	Delaware
385.	MDSM Finance LLC	Delaware
386.	MHP Acquisition Corp.	Delaware
387.	MHP II Acquisition Corp.	Delaware
388.	MOHS Corporation	Delaware
389.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
390.	New Market Street LP	Delaware
391.	Pacific Gateway, Ltd.	California
392.	Pacifica Partners Private Limited	Singapore
393.	Philadelphia Airport Hotel Corporation	Pennsylvania
394.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
395.	Philadelphia Airport Hotel LLC	Delaware
396.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
397.	Philadelphia Market Street Hotel Corporation	Delaware
398.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
399.	PM Financial LLC	Delaware
400.	PM Financial LP	Delaware
401.	Polserv S.A. de C.V.	Mexico
402.	Potomac Hotel Limited Partnership	Delaware
403.	RHP Foreign Lessee LLC	Delaware
404.	Rockledge HMC BN LLC	Delaware
405.	Rockledge HMT LLC	Delaware
406.	Rockledge Hotel LLC	Delaware
407.	Rockledge Hotel Properties, Inc.	Delaware
408.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
409.	Rockledge Manhattan Beach LLC	Delaware
410.	Rockledge Minnesota LLC	Delaware
411.	Rockledge NY Times Square LLC	Delaware
412.	Rockledge Potomac LLC	Delaware
413.	Rockledge Riverwalk LLC	Delaware
414.	Rockledge Square 254 LLC	Delaware
415.	S.D. Hotels LLC	Delaware
416.	S.D. Hotels, Inc.	Delaware
417.	Santa Clara Host Hotel Limited Partnership	Delaware
418.	Seattle Host Hotel Company LLC	Delaware
419.	SNYT LLC	Delaware
420.	South Coast Host Hotel LP	Delaware
421.	Starlex LP	Delaware
422.	Tiburon Golf Ventures Limited Partnership	Delaware
423.	Timeport, L.P.	Georgia
424.	Times Square GP LLC	Delaware
425.	Timewell Group, L.P.	Georgia
426.	W&S Realty Corporation of Delaware	Delaware
427.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
428.	YBG Associates LP	Delaware